EXHIBIT 10.6

EXECUTION VERSION

[Information indicated with brackets has been excluded from this exhibit because it is not material and would be competitively harmful if publicly disclosed]

OMNIBUS AMENDMENT NO. 5 TO SERIES 2016-MSRVF1 REPURCHASE AGREEMENT AND AMENDMENT NO. 6 TO SERIES 2020-SPIADVF1 REPURCHASE AGREEMENT

This Omnibus Amendment No. 5 to the Series 2016-MSRVF1 Repurchase Agreement (as defined below) and Amendment No. 6 to the Series 2020-SPIADVF1 Repurchase Agreement is entered into as of June 28, 2024 (collectively, this “Amendment”), among ATLAS SECURITIZED PRODUCTS, L.P. (the “Administrative Agent”), NEXERA HOLDING LLC (“Nexera” or the “Buyer”) and PennyMac Loan Services, LLC (“PLS” or the “Seller”), and acknowledged by PRIVATE NATIONAL MORTGAGE ACCEPTANCE COMPANY, LLC, as guarantor (the “Guarantor”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Repurchase Agreements (as defined below).

W I T N E S S E T H:

WHEREAS, the Administrative Agent, the Buyer and the Seller are parties to that certain Amended and Restated Master Repurchase Agreement, dated as of July 30, 2021 (as amended by Amendment No. 1, dated as of June 8, 2022, Amendment No. 2, dated as of February 7, 2023, Amendment No. 3, dated as of March 16, 2023, and Amendment No. 4, dated as of June 27, 2023, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Series 2016-MSRVF1 Repurchase Agreement”) and the related Sixth Amended and Restated Pricing Side Letter, dated as of June 28, 2024 (as may be further amended, restated, supplemented or otherwise modified from time to time, the “Series 2016-MSRVF1 Pricing Side Letter”) and that certain Amended and Restated Master Repurchase Agreement, dated as of July 30, 2021 (as amended by Amendment No. 1, dated as of June 8, 2022, Amendment No. 2, dated as of June 9, 2022, Amendment No. 3, dated as of February 7, 2023, Amendment No. 4, dated as of March 16, 2023, and Amendment No. 5, dated as of June 27,  2023, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Series 2020-SPIADVF1 Repurchase Agreement” and together with Series 2016-MSRVF1 Repurchase Agreement, the “Repurchase Agreements”) and the related Second Amended and Restated Pricing Side Letter, dated as of June 28, 2024 (as may be further amended, restated, supplemented or otherwise modified from time to time, the “Series 2020-SPIADVF1 Pricing Side Letter” and together with Series 2016-MSRVF1 Pricing Side Letter, the “Pricing Side Letters”);

WHEREAS, the Administrative Agent, the Buyer and the Seller have agreed, subject to the terms and conditions of this Amendment, that the Repurchase Agreements be amended to reflect the certain agreed upon revisions to the terms of the Repurchase Agreements;

WHEREAS, the Guarantor is party to that certain Second Amended and Restated Guaranty (as amended by Amendment No. 1, dated as of March 16, 2023, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “VFN Repo Guaranty”), dated as of July 30, 2021, by the Guarantor in favor of the Buyer;

WHEREAS, as a condition precedent to amending the Repurchase Agreements, the Buyer has required the Guarantor to ratify and affirm the VFN Repo Guaranty on the date hereof;

WHEREAS, PNMAC GMSR Issuer Trust, as issuer (the “Issuer”), Citibank, N.A., as indenture trustee (in such capacity, the “Indenture Trustee”), as calculation agent (in such capacity, the “Calculation Agent”), as paying agent (in such capacity, the “Paying Agent”) and as securities intermediary (in such capacity, the “Securities Intermediary”), PLS, as administrator (in such capacity, the “Administrator”) and as servicer (in such capacity, the “Servicer”), Atlas Securitized Products, L.P., as an administrative agent, Goldman Sachs Bank USA, as an administrative agent, Nomura Corporate Funding Americas LLC, as an administrative agent, and Pentalpha Surveillance LLC, as credit manager, are parties to that certain Third Amended and Restated Base Indenture, dated as of April 1, 2020 (as amended by Amendment No. 1, dated as of June 8, 2022, Amendment No. 2, dated as of June 9, 2022, and Amendment No. 3, dated as of February 7, 2023, and as may be further amended, restated, supplemented, or otherwise modified from time to time, the “Base Indenture”), as supplemented by the Amended and Restated Series 2016-MSRVF1 Indenture Supplement, dated as February 28, 2018 (as amended by Amendment No. 1, dated as of August 10, 2018, Amendment No. 2, dated as of April 24, 2020, Amendment No. 3, dated as of August 25, 2020, Amendment No. 4, dated as of April 1, 2021, Amendment No. 5, dated as of July 30, 2021, Amendment No. 6, dated as of February 10, 2022, Amendment No. 7, dated as of June 8, 2022, Amendment No. 8, dated as of June 27, 2023, and Amendment No. 9, dated as of June 28, 2024, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Series 2016-MSRVF1 Indenture Supplement”), by and among the Issuer, the Indenture Trustee, the Calculation Agent, the Paying Agent, the Securities Intermediary, the Administrator, the Servicer and the Administrative Agent, and by the Amended and Restated Series 2020-SPIADVF1 Indenture Supplement, dated February 7, 2023 (as amended by Amendment No. 1, dated as of June 27, 2023, Amendment No. 2, dated as of August 4, 2023, and Amendment No. 3, dated as of June 28, 2024, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Series 2020-SPIADVF1 Indenture Supplement”), by and among the Issuer, the Indenture Trustee, the Calculation Agent, the Paying Agent, the Securities Intermediary, the Administrator, the Servicer, Atlas Securitized Products, L.P., as an administrative agent, Goldman Sachs Bank USA, as an administrative agent, and Nomura Corporate Funding Americas LLC, as an administrative agent;

WHEREAS, pursuant to Section 10.3(e)(iii) of the Base Indenture, so long as any Note is Outstanding and until all obligations have been paid in full, PLS shall not consent to any amendment, modification or waiver of any term or condition of any Transaction Document, without the prior written consent of the Administrative Agent; and

WHEREAS, the Repurchase Agreements are Transaction Documents.

NOW THEREFORE, the Administrative Agent, the Buyer and the Seller hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Repurchase Agreements are hereby amended as follows:

SECTION 1.Amendments to the Repurchase Agreements.
(a)Section 1.01 of each Repurchase Agreement is hereby amended by deleting the definition of “Required Buyers” in its entirety and replacing it with the following:

“Required Buyers” means, (a) at any time any Obligations are outstanding, Buyers (other than Defaulting Buyers) holding sixty-six and two-thirds percent (66 2/3%) of the Obligations outstanding at such time (excluding the portion of the Obligations owed to a Defaulting Buyer), or (b) at any time there are no Obligations outstanding, “Required Buyers” shall mean the Buyers (other than Defaulting Buyers) holding sixty-six and two-thirds percent (66 2/3%) of Committed Amounts (excluding the Committed Amounts of any Defaulting Buyers).

(b)Section 1.01 of each Repurchase Agreement is hereby amended by deleting the definitions of “Capital Event,” “Capital Event Amortization Period,” “Capital Event Notice Date,” “Citi Amortization Period,” “Citi Buyer,” “Rating Trigger Event” and “Rating Trigger Event Amortization Period” in their entirety.
(c)Section 2.01 of each Repurchase Agreement is hereby amended by deleting the last sentence of such section in its entirety.
(d)Section 2.02 of each Repurchase Agreement is hereby amended by deleting the last sentence of subsection (b) in its entirety.
(e)Section 2.14 of each Repurchase Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:

Commitment Fee and Other Fees.  Seller shall pay the Commitment Fee and any other fees, if any, as specified in the Pricing Side Letter.  Such payment shall be made in U.S. Dollars in immediately available funds, without deduction, set off or counterclaim, to Administrative Agent at such account designated in writing by Administrative Agent.

(f)Section 5.01 of each Repurchase Agreement is hereby amended by deleting subsection (f) in its entirety and replacing it with the following:

(f) Fees.  Administrative Agent and Buyers shall have received payment in full of all fees and Expenses (including the Commitment Fee and any other fees set forth in the Pricing Side Letter, if any) which are payable hereunder to Administrative Agent and Buyers on or before such date.

(g)Section 7.01 of each Repurchase Agreement is hereby amended by deleting subsection (j) in its entirety and replacing with the following:

(j) Judgment.  A final judgment or judgments for the payment of money in excess of 5% of the Seller’s Adjusted Tangible Net Worth shall be rendered against Seller or any of their Affiliates by one or more courts, administrative tribunals or other bodies having jurisdiction and the same shall not be satisfied, discharged (or provision shall not be made for such discharge) or bonded, or a stay of execution thereof shall not be procured, within thirty (30) days from the date of entry thereof.

(h)Section 11.05 of each Repurchase Agreement is hereby amended by deleting the notice information for Citibank, N.A. in its entirety.
(i)Section 11.11 of each Repurchase Agreement is hereby amended by deleting subsection (a) in its entirety and replacing it with the following:

This Agreement and its terms, provisions, supplements and amendments, and notices hereunder, are proprietary to Buyers or Seller, as applicable and shall be held by each party hereto, as applicable in strict confidence and shall not be disclosed to any third party without the written consent of the Required Buyers or Seller, except for (i) disclosure to Buyers’ or Seller’s direct and indirect Affiliates and Subsidiaries, attorneys or accountants, but only to the extent such disclosure is necessary and such parties agree to hold all information in strict confidence, or (ii) disclosure required by law, rule, regulation or order of a court or other regulatory body.  Notwithstanding the foregoing or anything to the contrary contained herein or in any other Program Agreements, the parties hereto may disclose to any and all Persons of any kind, the federal, state and local tax treatment of the Transactions, any fact relevant to understanding the federal, state and local tax treatment of the Transactions, and all materials of any kind (including opinions or other tax analyses) relating to such federal, state and local tax treatment and that may be relevant to understanding such tax treatment; provided that Seller may not disclose the name of or identifying information with respect to Buyers or any pricing terms (including the Pricing Rate, Purchase Price Percentage, Purchase Price and Commitment Fee and any other fees set forth in the Pricing Side Letter (if any)) or other nonpublic business or financial information (including any sublimits) that is unrelated to the federal, state and local tax treatment of the Transactions and is not relevant to understanding the federal, state and local tax treatment of the Transactions, without the prior written consent of Administrative Agent and Buyers.

(j)Section 2.02 of the Series 2016-MSRVF1 Repurchase Agreement is hereby amended by deleting subsection (a) in its entirety and replacing it with the following:

(a) Seller may enter into Transactions with Buyers under this Agreement on any Purchase Date; provided, that Seller shall have given Administrative Agent and Buyers irrevocable notice (each, a “Transaction Notice”), which notice (i) shall be substantially in the form of Exhibit A, (ii) shall be signed by a Responsible Officer of Seller and be received by Administrative Agent and Buyers prior to 1:00 p.m. (New York time) (a) twenty (20) calendar days with respect to any Committed Amount or (b) two (2) Business Days with respect to any amounts other than a Committed Amount, in each case, prior to the related Purchase Date, and (iii) shall specify: (A) the Market Value (as defined in the PC Repurchase Agreement) of the MSR (as defined in the PC Repurchase Agreement), (B) the Series Invested Amount; (C) the Maximum VFN Principal Balance of the Note; (D) the current Note Balance of the Note/Purchase Price; (E) the requested Additional Balance/Purchase Price; (F) the total Note Balance/Repurchase Price after giving effect to such Transaction; (G) the effective Advance Rate; and (H) any additional terms or conditions of the Transaction not inconsistent with this Agreement.  Each Transaction Notice on any Purchase Date shall be in an amount equal to at least $500,000.

(k)Section 5.02 of the Series 2016-MSRVF1 Repurchase Agreement is hereby amended by deleting subsection (h) in its entirety and replacing it with the following:

(h) Fees.  Administrative Agent and Buyers shall have received payment in full of all fees and Expenses (including the Commitment Fee and any other fees set forth in the Pricing Side Letter, if any) which are payable hereunder to Administrative Agent and Buyers on or before such date.

(l)Section 5.02 of the Series 2016-MSRVF1 Repurchase Agreement is hereby amended by deleting subsections (j) and (k) in their entirety.
(m)Section 7.01 of the Series 2016-MSRVF1 Repurchase Agreement is hereby amended by deleting subsections (r) and (s) in their entirety.
(n)Section 7.03 of the Series 2016-MSRVF1 Repurchase Agreement is hereby amended by deleting subsections (b) and (c) in their entirety.
(o)Schedule 2 of the Series 2016-MSRVF1 Repurchase Agreement is hereby amended by deleting such schedule in its entirety and replacing it with Exhibit A hereto.
(p)Section 2.02 of the Series 2020-SPIADVF1 Repurchase Agreement is hereby amended by deleting subsection (a) in its entirety and replacing it with the following:

(a) Seller may enter into Transactions with Buyers under this Agreement on any Purchase Date; provided, that Seller shall have given Administrative Agent and Buyers irrevocable notice (each, a “Transaction Notice”), which notice (i) shall be substantially in the form of Exhibit A, (ii) shall be signed by a Responsible Officer of Seller and be received by Administrative Agent and Buyers prior to 1:00 p.m. (New York time) (a) twenty (20) calendar days with respect to any Committed Amount or (b) two (2) Business Days with respect to any amounts other than a Committed Amount, in each case, prior to the related Purchase Date, and (iii) shall specify: (A) (i) the Maximum VFN Principal Balance of the Note; (ii) with respect to the first Purchase Date, the Initial Note Balance of the Note, and, with respect to any other Purchase Date, the Additional Balance and (iii) after taking into account the Additional Balance being requested on such Purchase Date, the outstanding VFN Principal Balance of the Note; (B) the Dollar amount of the requested Purchase Price; (C) the requested Purchase Date; and (D) any additional terms or conditions of the Transaction not inconsistent with this Agreement.  Each Transaction Notice on any Purchase Date shall be in an amount equal to at least $500,000.

(q)Section 5.02 of the Series 2020-SPIADVF1 Repurchase Agreement is hereby amended by deleting subsection (i) in its entirety and replacing it with the following:

(i) Fees.  Administrative Agent and Buyers shall have received payment in full of all fees and Expenses (including the Commitment Fee and any other fees set forth in the

Pricing Side Letter, if any) which are payable hereunder to Administrative Agent and Buyers on or before such date.

(r)Section 5.02 of the Series 2020-SPIADVF1 Repurchase Agreement is hereby amended by deleting subsections (k) and (l) in their entirety.
(s)Section 7.01 of the Series 2020-SPIADVF1 Repurchase Agreement is hereby amended by deleting subsections (q) and (r) in their entirety.
(t)Section 7.03 of the Series 2020-SPIADVF1 Repurchase Agreement is hereby amended by deleting subsections (b) and (c) in their entirety.
(u)Schedule 2 of the Series 2020-SPIADVF1 Repurchase Agreement is hereby amended by deleting such schedule in its entirety and replacing it with Exhibit B hereto.
(v)Each Repurchase Agreement is hereby amended by deleting all references to Richard Hetzel, (818) 746-2877, and richard.hetzel@pnmac.com and replacing them in their entirety with Josh Smith, (818) 224-7078, and josh.smith@pennymac.com, respectively.
(w)Section 6.17 and Section 6.18 of each Repurchase Agreement are hereby amended by deleting such sections in their entirety and replacing them with “[Reserved].”
(x)Section 6.24 of each Repurchase Agreement is hereby amended by adding the following as a new paragraph (8) in subsection (a):

(8)promptly upon the creation, incurrence, assumption or existence of any of the following, notice thereof:

a.any Guarantees, except (x) to the extent reflected in Seller’s financial statements or notes thereto and (y) to the extent the aggregate Guarantees of Seller do not exceed $250,000; and

b.additional material Indebtedness other than (w) the Existing Indebtedness specified on Exhibit B hereto; (x) Indebtedness incurred with Buyers or their Affiliates; (y) Indebtedness incurred in connection with new or existing secured lending facilities; and (z) usual and customary accounts payable for a mortgage company.

(y)Section 7.01 of each Repurchase Agreement is hereby amended by deleting the references to Section 6.17 and Section 6.18 in subsection (f) in their entirety.
SECTION 2.Reaffirmation of VFN Repo Guaranty.  The Guarantor hereby ratifies and affirms all of the terms, covenants, conditions and obligations of the VFN Repo Guaranty and acknowledges and agrees that the term “Obligations” as used in the VFN Repo Guaranty shall apply to all of the Obligations of the Seller to the Buyer under each Repurchase Agreement and each Pricing Side Letter and the related Program Agreements, as amended hereby.

SECTION 3.Conditions Precedent.  This Amendment shall become effective as of the date hereof upon receipt of this Amendment by the Administrative Agent on behalf of the Buyers, executed and delivered by the duly authorized officers of the Administrative Agent, the Buyers and the Seller.
SECTION 4.Representations and Warranties.  The Seller hereby represents and warrants to the Administrative Agent and the Buyers that it is in compliance with all the terms and provisions set forth in each Repurchase Agreement and each Pricing Side Letter on its part to be observed or performed, and that no Event of Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Article III of the each Repurchase Agreement.
SECTION 5.Limited Effect.  Except as expressly amended and modified by this Amendment, each Repurchase Agreement and each Pricing Side Letter shall continue to be, and shall remain, in full force and effect in accordance with its terms.
SECTION 6.Counterparts.  This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.  Delivery of an executed counterpart of a signature page to this Amendment by facsimile or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.  The parties agree that this Amendment may be accepted, executed or agreed to through the use of an electronic signature in accordance with the Electronic Signatures in Global and National Commerce Act, 15 U.S.C. § 7001 et seq, Official Text of the Uniform Electronic Transactions Act as approved by the National Conference of Commissioners on Uniform State Laws at its Annual Conference on July 29, 1999 and any applicable state law. Any document accepted, executed or agreed to in conformity with such laws will be binding on all parties hereto to the same extent as if it were physically executed and each party hereby consents to the use of any secure third party electronic signature capture service with appropriate document access tracking, electronic signature tracking and document retention, including DocuSign.
SECTION 7.Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.
SECTION 8.GOVERNING LAW.  THIS AMENDMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT, TORT OR OTHERWISE) BASED UPON, ARISING UNDER OR RELATED TO OR IN CONNECTION WITH THIS AMENDMENT, THE RELATIONSHIP OF THE PARTIES HERETO, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES HERETO WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, INCLUDING THE STATUTES OF LIMITATIONS AND OTHER PROCEDURAL LAWS THEREOF (WITHOUT REFERENCE TO THE CONFLICT OF LAW PRINCIPLES THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, WHICH SHALL

APPLY) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK. SIGNATURES FOLLOW.]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed as of the date first above written.

ATLAS SECURITIZED PRODUCTS, L.P., as Administrative Agent

By: Atlas Securitized Products GP, LLC, its general partner

By:	/s/ Dominic Obaditch
Name:	Dominic Obaditch
Title:	Managing Director

[PNMAC GMSR – Omnibus Amendment to Series 2016-MSRVF1 and Series 2020-SPIADVF1 Repurchase Agreements]

NEXERA HOLDING LLC, as a Buyer

By:	/s/ Steven M. Abreu
Name:	Steve Abreu
Title:	CEO

[PNMAC GMSR – Omnibus Amendment to Series 2016-MSRVF1 and Series 2020-SPIADVF1 Repurchase Agreements]

PENNYMAC LOAN SERVICES, LLC, as Seller

By:	/s/ Pamela Marsh
Name:	Pamela Marsh
Title:	Senior Managing Director and Treasurer

[PNMAC GMSR – Omnibus Amendment to Series 2016-MSRVF1 and Series 2020-SPIADVF1 Repurchase Agreements]

PRIVATE NATIONAL MORTGAGE ACCEPTANCE COMPANY, LLC, as Guarantor

By:	/s/ Pamela Marsh
Name:	Pamela Marsh
Title:	Senior Managing Director and Treasurer

[PNMAC GMSR – Omnibus Amendment to Series 2016-MSRVF1 and Series 2020-SPIADVF1 Repurchase Agreements]

EXHIBIT A

SCHEDULE 2

ASSET SCHEDULE

Series 2016-MSRVF1 Variable Funding Note and Additional Balances

Note	Initial Note Balance	Additional Balance(s)	Outstanding VFN Principal Balance	Maximum VFN Principal Balance
PNMAC GMSR Issuer Trust, Series 2016-MSRVF1 Variable Funding Note	$[****************]	$[*]	$[****************]	$[*************]
Nexera Pro Rata Share	$[**************]	$[**************]	$[****************]	$[*************]
Citibank Pro Rata Share	$[**************]	$[**************]	$[*]	$[*]

Repurchase Price attributable to the Series 2016-MSRVF1 Variable Funding Note and Additional Balances pursuant to the Series 2016-MSRVF1 Repurchase Agreement

	Current Balance	Additional Balance(s)	Outstanding Principal Balance	Maximum Principal Balance
Aggregate Amount	$[***********]	$[*]	$[***********]	$[***********]

Exhibit A

Nexera Pro Rata Share	$[**********]	$[**********]	$[***********]	$[***********]
Citibank Pro Rata Share	$[**********]	$[**********]	$[*]	$[*]

Exhibit A

EXHIBIT B

SCHEDULE 2

ASSET SCHEDULE

Series 2020-SPIADVF1 Variable Funding Note and Additional Balances

Note	Initial Note Balance	Additional Balance(s)	Outstanding VFN Principal Balance	Maximum VFN Principal Balance
PNMAC GMSR Issuer Trust, Series 2020-SPIADVF1 Variable Funding Note	$[**************]	$[************]	$[**************]	$[**************]
Nexera Pro Rata Share	$[*************]	$[**************]	$[*************]	$[**************]
Citibank Pro Rata Share	$[*************]	$[**************]	$[*************]	$[**************]

Repurchase Price attributable to the Series 2020-SPIADVF1 Variable Funding Note and Additional Balances pursuant to the Series 2020-SPIADVF1 Repurchase Agreement

	Current Balance	Additional Balance(s)	Outstanding Principal Balance	Maximum Principal Balance
Aggregate Amount	$[*]	$[*]	$[*]	$[***********]
Nexera Pro Rata Share	$[*]	$[*]	$[*]	$[***********]
Citibank Pro Rata Share	$[*]	$[*]	$[*]	$[***********]

Exhibit B